BOC FINANCIAL CORP.
                       1998 NONSTATUTORY STOCK OPTION PLAN


     BOC Financial Corp., a North Carolina corporation (hereinafter referred to as the "Corporation"), does herein set forth the terms of the BOC Financial Corp. 1998 Nonstatutory Stock Option Plan (hereinafter referred to as this "Plan"), which was adopted by the Board of Directors (hereinafter referred to as the "Board") of the Corporation subject to approval by the Corporation's shareholders as provided in paragraph 20 hereof.

     1. Purpose of this Plan. The purpose of this Plan is to provide for the grant of Nonstatutory Stock Options (hereinafter referred to as "Options" or singularly, "Option") to Eligible Directors (as hereinafter defined) of the Corporation who wish to invest in the Corporation's common stock (hereinafter referred to as "Common Stock"). The Board believes that participation in the ownership of the Corporation by the Eligible Directors will be to the mutual benefit of the Corporation and the Eligible Directors. In addition, the existence of this Plan will make it possible for the Corporation to attract capable individuals to serve on the Board. As used herein, the term "Eligible Directors" or singularly, "Eligible Director," shall mean those members of the Board who are not employed by the Corporation and are ineligible to participate in the BOC Financial Corp. 1998 Incentive Stock Option Plan.

     2. Administration of this Plan

     (a) This Plan shall be administered by the Board. The Board shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Board shall be final, conclusive, and binding upon all parties.

     (b) The Board may designate any officers or employees of the Corporation or of any of its subsidiaries to assist in the administration of this Plan. The Board may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Board may see fit.

     3. Shares of Common Stock Subject to this Plan. The maximum number of shares of Common Stock that shall be offered under this Plan is _____________________ (______) shares, subject to adjustment as provided in paragraph 14. Shares subject to Options which expire or terminate prior to the issuance of the shares of Common Stock shall lapse and the shares of Common Stock originally subject to such Options shall again be available for future grants of Options under this Plan.

     4. Eligibility; Grant of Options. Each Eligible Director serving on the Board shall receive an Option to purchase shares of Common Stock in the amount set forth below:

                         Name                   Number of Shares
                         ----                   ----------------

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                           Total                   ------

     5. Vesting of Options

     (a) Options granted under this Plan shall vest and the right of an Optionee to exercise an Option shall be nonforfeitable in accordance with the following schedules:

          (i) With respect to the Options which are granted as of the Effective Date (as hereinafter defined):

         Date When Such Options                      Percentage of Such
             Become Vested                             Options Vested
         ----------------------                      -------------------

         Effective Date of Plan                               0%
         First Anniversary of Effective Date                 20%
         Second Anniversary of Effective Date                20%
         Third Anniversary of Effective Date                 20%
         Fourth Anniversary of Effective Date                20%
         Fifth Anniversary of Effective Date                 20%

          (ii) With respect to the any Options which may be granted after the Effective Date:

         Date When Such Options                      Percentage of Such
             Become Vested                             Options Vested
         ----------------------                      -------------------

         Date of grant                                        0%
         First Anniversary of the date of grant              20%
         Second Anniversary of the date of grant             20%
         Third Anniversary of the date of grant              20%
         Fourth Anniversary of the date of grant             20%
         Fifth Anniversary of the date of grant              20%

     (b) In determining the number of shares of Common Stock under each Option vested under the above vesting schedules, an Optionee shall not be entitled to exercise an Option to purchase a fractional number of shares of the Common Stock. If the product resulting from multiplying the vested percentage times the Options results in a fractional number of shares of Common Stock, then an Optionee's vested right shall be to the whole number of shares of Common Stock, disregarding any fractional shares of Common Stock.

     (c) In the event any Optionee to whom Options are granted under this Plan terminates service as a Director with the Corporation for any reason, other than as provided in subparagraph 5(d) below, and such Optionee does not have a 100% vested interest in the Optionee's Options under this Plan, then any Options which are not vested, based upon the applicable schedule in subparagraph (a) above, shall be forfeited and shall be available again for grants to Eligible Directors as may be determined by the Board.

     (d) In the event that the service of an Optionee as a director with the Corporation should terminate because of such Optionee's disability, death or change in control of the Corporation (as such term is defined below) prior to the date when all Options allocated to the Optionee would be 100% vested in accordance with the applicable schedule in subparagraph 5(a) above, then, notwithstanding the foregoing schedules in subparagraph 5(a) above, all Options allocated to such Optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined as may be determined by the Board, from time to time, or as determined at any time with respect to any individual nominee. When used herein, the phrase "change in control" refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty-five (25%) percent of the Corporation's outstanding stock, (ii) during any period of two (2) consecutive years, a change in the majority of the Board unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of such two (2) year period, or (iii) a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity.

     6. Option Price

     (a) The price per share of each Option granted under this Plan (hereinafter called the "Option Price") shall be determined by the Board as of the effective date of grant of such Option, but in no event shall such Option Price be less than 100% of the fair market value of Common Stock on the date of grant. An Option shall be considered as granted on the later of (i) the date that the Board acts to grant such Option, or (ii) such later date as the Board shall specify in an Option Agreement (as hereinafter defined).

     (b) The fair market value of a share of Common Stock shall be determined as follows: (i) if on the date as of which such determination is being made, Common Stock being valued is admitted to trading on a securities exchange or exchanges for which actual sale prices are regularly reported, or actual sale prices are otherwise regularly published, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the closing sale price as reported for each of the five (5) trading days immediately preceding the date as of which such determination is made; provided, however, that, if a closing sale price is not reported for each of the five (5) trading days immediately preceding the date as of which such determination is made, then the fair market value shall be equal to the mean of the closing sale prices on those trading days for which such price is available, or (ii) if on the date as of which such determination is made, no such closing sale prices are reported, but quotations for Common Stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such Common Stock quoted on such system on each of the five (5) trading days preceding the date as of which such determination is made, but if a closing bid and asked price is not available for each of the five (5) trading days, then the fair market value shall be equal to the mean of the average of the closing bid and asked prices on those trading days during the five-day period for which such prices are available, or (iii) if no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Board, for the trading date first preceding the date as of which such determination is made. If the Board determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Board may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan.

     7. Payment of Option Price. Payment for shares subject to an Option may be made either in cash, or with the approval of the Board, in other stock of the Corporation owned by an Eligible Director or such other person as may be entitled to exercise such Option. Any shares of the Corporation's stock that are delivered in payment of the aggregate Option Price shall be valued at their fair market value, as determined by the Board, on the date of the exercise of such Option.

     8. Terms and Conditions of Grant of Options. Each Option granted pursuant to this Plan shall be evidenced by a written Nonstatutory Stock Option Agreement (hereinafter referred to as "Option Agreement") with each Eligible Director (hereinafter referred to as "Optionee") to whom an Option is granted; such agreement shall be substantially in the form attached hereto as "Exhibit A," unless the Board shall adopt a different form and, in each case, may contain such other, different, or additional terms and conditions as the Board may determine.

     9. Option Period. Each Option Agreement shall set forth a period during which such Option may be exercised (hereinafter referred to as the "Option Period"); provided, however, that the Option Period shall not exceed ten (10) years after the date of grant of such Option as specified in an Option Agreement.

     10. Exercise of Options. An Option shall be exercised by written notice to the Board signed by an Optionee or by such other person as may be entitled to exercise such Option. In the case of the exercise of an Option, the aggregate Option Price for the shares being purchased may be paid either in cash or, with the approval of the Board, in shares of the Corporation's stock (valued as determined by the Board as of the date of exercise) or any combination thereof and the notice of exercise shall specify how payment will be made. The written notice shall state the number of shares with respect to which an Option is being exercised and shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days after the date of such notice) by which the payment of the aggregate Option Price will be made. An Optionee shall not exercise an Option to purchase less than 100 shares, unless the Board otherwise approves or unless the partial exercise is for the remaining shares available under such Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of an Option shall be issued in the regular course of business subsequent to the exercise of such Option and the payment therefor. During the Option Period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of such Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Corporation for such shares.

     11. Effect of Leaving the Board or Death

     (a) In the event that an Optionee leaves the Board for any reason other than retirement, disability, or death, any Option granted to the Optionee under this Plan, to the extent not previously exercised by the Optionee or expired, shall immediately terminate.

     (b) In the event that an Optionee should leave the Board as a result of such Optionee's retirement, such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised by the Optionee or expired, for such period of time as may be determined by the Board and specified in an Option Agreement, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement in accordance with paragraph 8 hereof. For purposes of this Plan, the term "retirement" shall mean termination of an Eligible Director's membership on the Board (i) at any time after attaining age 65 with the approval of the Board; or (ii) at the election of the Eligible Director, at any time after not less than five (5) years service as a member of the Board, such service shall be computed cumulatively for purposes of this clause (ii).

     (c) In the event that an Optionee should leave the Board by reason of such Optionee's disability, such Optionee shall have the right to exercise an Option granted under this Plan, to the extent that it has not previously been exercised or expired, for such period of time as may be determined by the Board and specified in an Option Agreement, but in no event may any Option be exercised later than the end of the Option Period provided in the Option Agreement in accordance with paragraph 8 hereof. Notwithstanding any other provision contained herein, or in any Option Agreement, upon leaving by reason of disability, any Option then held by an Optionee shall be exercisable immediately in full. For purposes of this Plan, the term "disability" shall be defined as may be determined by the Board, from time to time, or as determined at any time with respect to any individual Optionee.

     (d) In the event that an Optionee should die while serving on the Board or after leaving by reason of disability during the Option Period provided in an Option Agreement in accordance with paragraph 8 hereof, an Option granted under this Plan, to the extent that it has not previously been exercised or expired, shall vest and shall be exercisable, in accordance with its terms, by the personal representative of such Optionee, the executor or administrator of such Optionee's estate, or by any person or persons who acquired such Option by bequest or inheritance from such Optionee, notwithstanding any limitations placed on the exercise of such Option by this Plan or an Option Agreement, at any time within twelve (12) months after the date of death of such Optionee, but in no event may an Option be exercised later than the end of the Option Period provided in an Option Agreement in accordance with paragraph 8 hereof. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option after the death of such Optionee under the terms of this Plan.

     12. Effect of Plan on Status as Member of a Board. The fact that an Eligible Director has been granted an Option under this Plan shall not confer on such Eligible Director any right to continued service on the Board, nor shall it limit the right of the Corporation to remove such Eligible Director from the Board at any time.

     13. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation

     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment prior to the termination of an Optionee's rights under this Plan, equitable proportionate adjustments shall be made by the Board in (i) the number and kind of shares which remain available under this Plan, and (ii) the number, kind, and the Option Price of shares subject to the unexercised portion of an Option under this Plan. The adjustments to be made shall be determined by the Board and shall be consistent with such change or changes in the Corporation's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of Options granted under this Plan.

     (b) The grant of Options under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

     (c) Except upon a change in control as set forth in paragraph 10 hereof, upon the effective date of the dissolution or liquidation of the Corporation, this Plan and any Options granted hereunder, shall terminate.

     14. Non-Transferability. An Option granted under this Plan shall not be assignable or transferable except, in the event of the death of an Optionee, by will or by the laws of descent and distribution. In the event of the death of an Optionee, his personal representative, the executor or the administrator of such Optionee's estate, or the person or persons who acquired by bequest or inheritance the rights to exercise such Options, may exercise any Option or portion thereof to the extent not previously exercisable or surrendered by an Optionee or expired, in accordance with its terms, prior to the expiration of the exercise period as specified in subparagraph 11(d) hereof.

     15. Tax Withholding. The Corporation or any of its subsidiaries shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, exercise or the sale of stock acquired upon the exercise of an Option in order for the Corporation or any of its subsidiaries to obtain a tax deduction otherwise available as a consequence of such grant, exercise or sale, as the case may be.

     16. Listing and Registration of Option Shares. Any Option granted under this Plan shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     17. Exculpation and Indemnification. In connection with this Plan, no member of the Board shall be personally liable for any act or omission to act in such person's capacity as a member of the Board, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Board, and each other officer or employee of the Corporation or of any of its subsidiaries to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

     18. Amendment and Modification of this Plan. The Board may at any time, and from time to time, amend or modify this Plan (including the form of Option Agreement) in any respect; provided, however, that no amendment or modification shall be made that increases the total number of shares covered by this Plan or effects any change in the category of persons who may receive Options under this Plan or materially increases the benefits accruing to Optionees under this Plan unless such change is approved by the holders of a majority of the outstanding shares of Common Stock present or represented at a shareholders' meeting at which a quorum is present. Any amendment or modification of this Plan shall not materially reduce the benefits under any Option therefore granted to an Optionee under this Plan without the consent of such Optionee or the transferee in the event of the death of such Optionee.

     19. Termination and Expiration of this Plan. This Plan may be abandoned, suspended, or terminated at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Options then outstanding under this Plan. No Option shall be granted pursuant to this Plan after ten (10) years from the effective date of this Plan as provided in paragraph 20 hereof.

     20. Effective Date; Shareholder Approval. This Plan shall not be effective until approved by the holders of a majority of the outstanding shares of Common Stock present or represented at an annual or special shareholders' meeting at which a quorum is present (the "Effective Date"); which shareholder vote shall be taken at a meeting of the shareholders of the Corporation to occur on a date not sooner than six months after the effective date of the conversion from mutual to stock form of Landis Savings Bank, SSB pursuant to the Plan of Conversion dated September 29, 1997.

     21. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

     22. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one of its subsidiaries.

     23. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     24. Inspection of Plan. A copy of this Plan, and any amendments thereto or modifications thereof, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

STATE OF NORTH CAROLINA                                               EXHIBIT A
COUNTY OF ROWAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

     THIS NONSTATUTORY STOCK OPTION AGREEMENT (hereinafter referred to as this "Agreement") is made and entered into as of this ____ day of _______, 199_, between BOC FINANCIAL CORP., a North Carolina corporation (hereinafter referred to as the "Corporation"), and _________________________________, a resident of
_______________ County, North Carolina (hereinafter referred to as the "Optionee").

     WHEREAS, the Board of Directors of the Corporation (hereinafter referred to as the "Board") has adopted the BOC Financial Corp. 1998 Nonstatutory Stock Option Plan (hereinafter referred to as the "Plan") subject to approval by the Corporation's shareholders as provided in the Plan; and

     WHEREAS, the shareholders of the Corporation at the [annual] [special] meeting duly called and held on ________, 199__, approved the Plan (the "Effective Date"); and

     WHEREAS, the Plan provides that the Board will make available to the Directors (as defined in the Plan) of the Corporation, the right to purchase shares of the Corporation's common stock (hereinafter referred to as "Common Stock"); and

     WHEREAS, the Board has determined that the Optionee is entitled to purchase shares of Common Stock under the Plan;

     NOW, THEREFORE, the Corporation and the Optionee agree as follows:

     1. Date of Grant of Option. The date of grant of the option granted under this Agreement is the ______ day of _______, 199_.

     2. Grant of Option. Pursuant to the Plan, the Corporation grants to the Optionee the right (hereinafter referred to as the "Option") to purchase from the Corporation all or a portion of an aggregate number of __________________ (______) shares of Common Stock (hereinafter referred to as the "Option Shares") which shall be authorized but unissued shares.

     3. Vesting and Delivery of Restricted Stock by the Trustees

     (a) Periodic Vesting. Subject to subparagraphs 3(b) and 3(c) below, the Option shall vest and become nonforfeitable in accordance with the following schedules, as applicable:

          (i) With respect to any Options which are granted under the Plan as of the Effective Date:
============================================================ ===================
Effective Date of the Plan:                                    0% vested
------------------------------------------------------------ -------------------
First anniversary of the Effective Date of the Plan:
                                                              20% vested
------------------------------------------------------------ -------------------
Second anniversary of the Effective Date of the Plan:
                                                              40% vested
------------------------------------------------------------ -------------------
Third anniversary of the Effective Date of the Plan:
                                                              60% vested
------------------------------------------------------------ -------------------
Fourth anniversary of the Effective Date of the Plan:
                                                              80% vested
------------------------------------------------------------ -------------------
Fifth anniversary of the Effective Date of the Plan:
                                                             100% vested
============================================================ ===================

          (ii) With respect to any Options which may be granted after the Effective Date:
============================================================ ===================
Date of grant:                                                 0% vested
============================================================ ===================
First anniversary of the date of grant:                       20% vested
------------------------------------------------------------ -------------------
Second anniversary of the date of grant:                      40% vested
------------------------------------------------------------ -------------------
Third anniversary of the date of grant:                       60% vested
------------------------------------------------------------ -------------------
Fourth anniversary of the date of grant:                      80% vested
------------------------------------------------------------ -------------------
Fifth anniversary of the date of grant:                      100% vested
============================================================ ===================

     (b) Fractional Option Shares. In determining the number of Option Shares vested under the above vesting schedule, an Optionee shall not be entitled to exercise an Option for a fractional number of Option Shares. If the product resulting from multiplying the vested percentage times the allocated Option results in a fractional number of Option Shares, then the Optionee's vested right shall be to the whole number of Option Shares, disregarding any fractional number.

     (c) Accelerated Vesting. Notwithstanding paragraph (a) above, all Options previously not vested and subject to forfeiture shall vest and the right of the Optionee to exercise such Options shall become nonforfeitable upon the occurrence of any of the following:

          (i) Disability, Death of Optionee and Change in Control of Corporation. In the event that an Optionee's service as a Director shall terminate because of such Optionee's death, disability or a result of the change in control of the Corporation prior to the date when all Options allocated to the Optionee would be 100% vested in accordance with the applicable schedule in subparagraph 3(a) above, then, notwithstanding the foregoing schedules in subparagraph 3(a) above, all Options allocated to such Optionee shall immediately become fully vested and exercisable. For purposes of this Plan, the term "disability" shall be defined as may be determined by the Board, from time to time, or as determined at any time with respect to any individual Optionee.

     (d) Other Terminations of Employment. In the event an Optionee's service as a Director of the Corporation terminates for any other reason, other than as provided in subparagraph 3(b) above, and such Optionee does not have 100% vested interest in the Option, then any Options that are not vested, based upon the applicable schedule in subparagraph 3(a) above, shall be forfeited and shall be available again for grant to other Directors as may be determined by the Board.

     4. Option Price. The price to be paid for the Option Shares shall be _______________ Dollars ($_____) per share (hereinafter referred to as the "Option Price") which is the fair market value of the Option Shares as determined by the Board as of the date of grant of this Option.

     5. Period within which Option may be Exercised. Subject to any further restrictions in this Agreement, the Optionee shall have the right to exercise the Option to purchase the Option Shares at any time after the date of grant of this Option; and the Optionee, in his or her discretion, may exercise all or any portion of the Option, subject to paragraphs 3 and 7 hereof. The Option shall terminate as provided in paragraph 8 hereof.

     6. Change in Control. When used herein, the phrase "change in control" refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty-five (25%) percent of the Corporation's outstanding stock, (ii) during any period of two (2) consecutive years, a change in the majority of the Board unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of such two (2) year period, or (iii) a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity.

     7. Method of Exercise. The Option shall be exercised by written notice to the Board signed by the Optionee or by such other person as may be entitled to exercise the Option. In the exercise of the Option, the aggregate Option Price for the shares being purchased may be paid either in cash or, with the approval of the Board, in shares of the Corporation's stock (valued as determined by the Board as of the date of exercise) or any combination thereof and the notice of exercise shall specify how payment will be made. The written notice shall state the number of shares with respect to which the Option is being exercised and, shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days after the date of such notice) by which the payment of the aggregate Option Price will be made. The Optionee shall not exercise the Option to purchase less than 100 shares, unless the Board otherwise approves or unless the partial exercise is for the remaining shares available under the Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of the Option shall be issued in the regular course of business subsequent to the exercise of the Option and the payment therefor. Neither the Optionee, nor any other person who may be entitled to exercise the Option, shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of the Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Corporation for such shares.

     8. Termination of Option. The Option shall terminate on the earlier of:

          (a) Except as provided in subparagraphs (b), (c) and (d) below, the Option, to the extent that it has not been exercised or expired, shall terminate on the earlier of (i) the date the Optionee leaves the Board for any reason other than retirement, disability or death or (ii) the date which is ten (10) years after the date of grant of the Option as set forth in paragraph 1 hereof.

          (b) In the event the Optionee retires prior to the date which is ten
     (10) years after the date of grant of the Option as set forth in paragraph 1 hereof, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised or expired, for the remainder of such ten (10) year period. For purposes of the plan, the term "retirement" shall mean any termination of an Optionee's membership on the Board (i) at any time after attaining age 65 with the approval of the Board, or (ii) at the election of the Optionee, at any time after not less than five years service as a member of the Board, computed on a cumulative basis.

          (c) In the event the Optionee leaves the Board by reason of such Optionee's disability prior to the date which is ten (10) years after the date of grant of the Option as set forth in paragraph 1 hereof, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised by him or expired, for the remainder of such ten
     (10) year period. For purposes of the Plan, the term "disability" shall be defined as may be determined by the Board, from time to time, or as determined at any time with respect to any individual Optionee.

          (d) In the event the Optionee dies while serving on the Board or after his or her retirement or after his or her leaving by reason of disability, and prior to the date which is ten (10) years after the date of grant of the Option as set forth in paragraph 1 hereof, the Option, to the extent that it has not been exercised by the Optionee or expired, shall be exercisable, according to its terms, by the personal representative, the executor or the administrator of the Optionee's estate, or the person or persons who acquired the Option by bequest or inheritance from the Optionee, at any time within twelve (12) months after the date of death of the Optionee, but in no event may the Option be exercised later than ten
     (10) years after the date of grant of the Option as set forth in paragraph 1 hereof.

     9. Effect of Agreement on Status of Optionee. The fact that the Optionee has been granted the Option under the Plan shall not confer on the Optionee any right to continued service on the Board, nor shall it limit the right of the Corporation to remove the Optionee from the Board at any time.

     10. Listing and Registration of Option Shares. The Corporation's obligation to issue shares of Common Stock upon exercise of the Option is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such shares under any state or federal law or regulations or rulings of any governmental regulatory body or the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of the Option Shares which the Board shall, in its discretion, deem necessary or advisable. Notwithstanding the foregoing, the Corporation shall be under no obligation to register or qualify the Option Shares under any state or federal law. The required representations and agreements referenced above may include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (i) is purchasing such shares on his or her own behalf as an investment and not with a present intention of distribution or re-sale and
(ii) agrees to have placed upon any certificates representing the Option Shares a legend setting forth any representations and agreements which have been given to the Board or a reference thereto and stating that such shares may not be transferred except in accordance with all applicable state and federal securities laws and regulations, and further representing that, prior to making any sale or other disposition of the Option Shares, the Optionee, or any other person entitled to exercise the Option, will give the Corporation notice of the intention to sell or dispose of such shares not less than five (5) days prior to such sale or disposition.

     11. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation

     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of the Optionee's rights under this Agreement, equitable proportionate adjustments shall be made by the Board in the number, kind, and the Option Price of shares subject to the unexercised portion of the Option. The adjustments to be made shall be determined by the Board and shall be consistent with such changes or changes in the Corporation's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of the Option granted.

     (b) The grant of the Option under this Agreement shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

     (c) Except upon a change in control as set forth in paragraph 6 hereof, upon the effective date of the dissolution or liquidation of the Corporation, the Option granted under this Agreement shall terminate.

     12. Non-Transferability. The Option granted under this Agreement shall not be assignable or transferable except, in the event of the death of the Optionee, by will or by the laws of descent and distribution. In the event of the death of the Optionee, the personal representative, the executor or the administrator of the Optionee's estate, or the person or persons who acquired by bequest or inheritance the right to exercise the Option may exercise the unexercised Option or portion thereof, in accordance with the terms hereof, prior to the date which is ten (10) years after the date of grant of the Option as set forth in paragraph 1 hereof.

     13. Tax Withholding. The grant of the Option and Option Shares delivered pursuant to this Agreement, and any amounts distributed with respect thereto, may be subject to applicable federal, state and local withholding for taxes. The Optionee expressly acknowledges and agrees to such withholding, where applicable, without regard to whether the Option Shares may then be sold or otherwise transferred by the Optionee.

     14. Notices. Any notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or when deposited in the United States mail as Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Corporation, at its principal office at 107 South Central Avenue, Landis, North Carolina 28088; and, if to the Optionee, at his or her last address appearing on the books of the Corporation. The Corporation and the Optionee may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed, as the case may be.

     15. Construction Controlled by Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith. The Optionee hereby acknowledges receipt of a copy of the Plan from the Corporation.

     16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof, shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     17. Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     18. Captions and Hearings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

     19. Governing Law; Venue and Jurisdiction. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of the County of Rowan, State of North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

     20. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his heirs, legatees, personal representatives, executors, and administrators.

     21. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                   BOC FINANCIAL CORP.

                                   By:  ________________________________
                                        Stephen R. Talbert, President

Attest:

_____________________________________
________________, Corporate Secretary

[CORPORATE SEAL]

                                        ________________________________
                                        ______________________, Optionee

                                    EXHIBIT A


                              NOTICE OF EXERCISE OF
                            NONSTATUTORY STOCK OPTION

To: The Board of Directors of BOC Financial Corp.

     The undersigned hereby elects to purchase ________ whole shares of Common Stock of BOC Financial Corp. (the "Corporation") pursuant to the Nonstatutory Stock Option granted to the undersigned in that certain Nonstatutory Stock Option Agreement between the Corporation and the undersigned dated the ____ day of _________, 199_. The aggregate purchase price for such shares is $_______________, which amount is (i) being tendered herewith, (ii) will be tendered on or before _______________, 199__, (cross out provision which does not apply) in cash and/or stock of the Corporation owned by me, and I request that a value as of the date of exercise of the Option be placed on any stock being tendered in payment of the purchase price. The effective date of this election shall be ____________________, 199___, or the date of receipt of this Notice by the Corporation if later.

     Executed this ___ day of ___________________, 199__, at __________________.


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                                             (Social Security Number)